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                                                                   Exhibit 3.102

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Mail to: PO Box 308                         STATE OF NEW JERSEY                      Overnight to: 225 West State St.
         Trenton, NJ 08625                  DIVISION OF REVENUE                                    3rd Floor
                                                                                                   Trenton, NJ 08608-1001
                  PUBLIC RECORDS FILING FOR NEW BUSINESS ENTITY
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Fill out all information below INCLUDING INFORMATION FOR ITEM 11, and sign in the space provided. Please note that once filed, this form constitutes your original certificate of incorporation/formation/registration/authority, and the information contained in the filed form is considered public. Refer to the instructions for delivery/return options, filing fees and field-by-field requirements. Remember to remit the appropriate fee amount. Use attachments if more space is required for any field, or if you wish to add articles for the public record.
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  1. Business Name:


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  2.  Type of Business Entity:                                    3. Business Purpose
     (See Instructions for Codes, Page 21, Item 2)                (See Instructions, Page 22, Item 3)
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  4. Stock (Domestic Corporations Only - Total Shares):           5. Duration (If Indefinite or Perpetual, Leave Blank):

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  6. State of Formation/Incorporation (Foreign Entities Only):    7. Date of Formation/Incorporation (Foreign Entities Only):

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  8. Contact Information:
     Registered Agent Name: ________________________________________________________________________________

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     Registered Office                                                Main Business or Principal Business Address
     -----------------                                                -------------------------------------------
     (Must be a New Jersey address with street address)

     Street __________________________________________________        Street __________________________________________________


     City _________________________________    Zip ___________        City ____________________  State _________  Zip _________


  9. Management (Domestic Corporations and Limited Partnerships Only)
     o    For-Profit and Professional Corporations list initial Board of Directors, minimum of 1;
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     o    Domestic Non-Profits list Board of Trustees, minimum of 3;
     o    Limited Partnerships list all General Partners.


                  Name                            Street Address                      city             State              Zip


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   |        The signatures below certify that the business entity has complied with all applicable filing requirements         |
   |                                     pursuant to the laws of the State of New Jersey.                                      |
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10. Incorporators (Domestic Corporations Only, minimum of 1)

                  Name                            Street Address                      City             State         Zip

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      ** Signature(s) for the Public Record (See instructions for Information on Signature Requirements)

                     Signature                              Name                         Title                     Date
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 Public Records Filing For New Business Entity
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 11. Additional Entity - Specific Information

 A. Domestic Non-Profit Corporations (Title 15A)
    o  The corporation shall have members: .............................................................       [  ] Yes    [  ] No
       If yes, qualification shall be:
       [ ] As set forth in the by-laws or, [ ] As set forth herein:





    o  The rights and limitations of the different classes of members shall be:
       [ ] As set forth in the by-laws or,  [ ] As set forth herein:




    o  The method of electing the trustees shall be:
       [ ] As set forth in the by-laws or, [ ] As set forth herein:


    o  The method of distribution of assets shall be:
       [ ] As set forth in the by-laws or, [ ] As set forth herein:

B. Foreign Corporations - Profit, Non-Profit and Foreign Legal Professional (Titles 14A and 15A)
   Attach a certificate of good standing/existence from the state of formation/incorporation not greater than 30 days old to this form.

C. Limited Partnerships (Title 42:2A)
    o  Set forth the aggregate amount of cash and a description and statement of the agreed value of other property or services contributed (or to be contributed in the future) by all partners:



    o  Do the limited partners have the power to grant the right to become a limited partner to an
       assignee of any part of their partnership .......................................................        [  ] Yes    [  ] No
       If yes, list the terms/conditions of that power:

    o  Do the limited partners have the right to receive distributions from a partner which includes a
       return of all or any part of the partner's contributions? .......................................        [  ] Yes    [  ] No
       If yes, list the applicable terms:

    o  Do the general partners have the right to make distributions to a partner which includes a
       return of all or any part of the partner's contributions?........................................        [  ] Yes    [  ] No
       If yes, list the applicable terms:

    o What are the rights of the remaining general partners to continue the business in the event that a general partner withdraws? List below:

D. Foreign Limited Partnerships (Title 42:2A)
    o  Set forth the aggregate amount of cash and a description and statement of the agreed value of other property or services contributed (or to be contributed in the future) by all partners:

    o  Attach a certificate of good standing/existence from the state of formation/incorporation not greater than 30 days old to this form.

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